DEFERRED REVENUE (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Current:
Advance from customers	$ 3,478	$ 3,537
Volume based incentive offered to customers	51	357
Deferred revenue for SI service contracts with remaining PCS period within one year	106	678
Deferred revenue-current	3,635	$ 4,572
Non-current:
Advance from customers	$ 173
Deferred revenue for SI service contracts with remaining PCS period longer than one year		$ 617
Deferred revenue-noncurrent	$ 173	617
Total	$ 3,808	$ 5,189